EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the incorporation by reference in the Registration Statements (Forms S-8 Nos. 333-120841; 333-109915; 333-91330; 333-11530; 333-09134; 333-06098) of Aladdin Knowledge Systems Ltd. of our report dated June 27, 2006 with respect to the consolidated financial statements of Aladdin Knowledge Systems Ltd. and subsidiaries included in its Annual Report (Form 20-F) for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

/s/ KOST FORER GABBAY AND KASIERER

KOST FORER GABBAY AND KASIERER
A Member of Ernst & Young Global

Tel-Aviv, Israel
June 27, 2006